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                                                                    EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated July 18, 2003 (except for Note 2, as to which the date is September 16, 2003) in Amendment No. 2 to the Registration Statement
(Form S-1 No. 333-108479) of Crystal Decisions, Inc. dated October 28, 2003.


                                                           /s/ Ernst & Young LLP


Vancouver, Canada
October 28, 2003